UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: December 19, 2007
(Date of earliest event reported)
ADC Telecommunications, Inc.
(Exact name of registrant as specified in its charter)
Commission File Number: 0-1424

Minnesota (State or other jurisdiction of incorporation)	41-0743912 (IRS Employer Identification No.)
13625 Technology Drive, Eden Prairie, Minnesota 55344
(Address of principal executive offices, including zip code)
(952) 938-8080
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Underwriting Agreement
2015 Indenture
2017 Indenture

Item 1.01. Entry into a Material Definitive Agreement.
     On December 19, 2007, ADC Telecommunications, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. Incorporated (the “Underwriters”), whereby the Company agreed to sell and the Underwriters agreed to purchase, subject to and upon terms and conditions set forth therein, $200 million in aggregate principal amount of the Company’s 3.50% Convertible Senior Notes due 2015 (the “2015 Notes”) and $200 million in aggregate principal amount of the Company’s 3.50% Convertible Senior Notes due 2017 (the “2017 Notes” and, together with the 2015 Notes, the “Securities”) to be issued under the Indentures referred to below. In addition, pursuant to the Underwriting Agreement, the Company granted to the Underwriters an option to purchase up to an aggregate of $25 million additional principal amount of the 2015 Notes and $25 million additional principal amount of the 2017 Notes. On December 21, 2007, the Underwriters exercised this option in full. The Securities are being offered and sold under the Company’s effective Registration Statement on Form S-3 (File No. 333-148137) filed with the Securities and Exchange Commission on December 19, 2007. The Underwriting Agreement contains customary representations, warranties and agreements of the Company and customary conditions to closing, indemnification rights and obligations of the parties and termination provisions. Certain of the Underwriters and their affiliates have performed or may perform investment banking and financial advisory services for the Company from time to time, for which services they have or will receive customary compensation.
     On December 26, 2007, the Company entered into an indenture (the “2015 Indenture”), regarding the 2015 Notes, and an indenture (the “2017 Indenture” and, together with the 2015 Indenture, the “Indentures”), regarding the 2017 Notes, in each case, with U.S. Bank National Association, a national banking association, as trustee. The Indentures set forth the rights and governing provisions of the Securities, including:
     Interest Payments and Maturity. The 2015 Notes will bear interest at a rate of 3.50% per annum. The 2017 Notes will bear interest at a rate of 3.50% per annum. Interest on the Securities is payable on January 15th and July 15th of each year, beginning on July 15, 2008. The 2015 Notes mature on July 15, 2015, and the 2017 Notes mature on July 15, 2017.
     Conversion. Holders of the Securities may convert their Securities into a number of shares of the Company’s common stock determined as set forth in the 2015 Indenture or the 2017 Indenture, respectively, which is referred to as the conversion rate, at their option on any day to and including the business day immediately preceding the applicable maturity date. If, at the time of conversion, the applicable stock price of our common stock is less than or equal to $27.00 per share for the 2015 notes and $28.55 per share for the 2017 notes, which is referred to as the base conversion price for each series, the 2015 notes and the 2017 notes will be convertible into 37.0336 shares and 35.0318 shares of common stock, respectively, per $1,000 principal amount of the notes (which is referred to as the base conversion rate for each series), in each case, subject to adjustment upon the occurrence of certain events. If, at the time of conversion, the applicable stock price of the Company’s common stock exceeds the base conversion price, the conversion rate will be determined pursuant to a formula resulting in the receipt of up to 27.7752 shares of common stock per $1,000 principal amount of the 2015 notes and up to an additional 29.7770 shares of common stock per $1,000 principal amount of the 2017 notes, in each case, subject to adjustment upon the occurrence of certain events and determined as set forth in this prospectus.
     Redemption and Repurchase. The Company may not redeem the Securities at its option. Holders may require the Company to repurchase some or all of their Securities upon the occurrence of a fundamental change at 100% of the principal amount of the Securities to be purchased, plus any accrued and unpaid interest to, but excluding, the repurchase date. In addition, if certain fundamental changes occur, the Company may be required in certain circumstances to increase the conversion rate for any Securities converted in connection with such fundamental change by a specified number of shares of the Company’s common stock.
     Ranking. The Securities will be the Company’s general unsecured obligations and will rank subordinate in right of payment to all of the Company’s existing and future senior indebtedness and equal in right of payment with the Company’s existing and future subordinated debt.
     Other Terms. The 2015 Indenture and 2017 Indenture, respectively, contain customary terms and covenants that upon certain events of default occurring and continuing, either the trustee or the holders of not less than 25% in aggregate principal amount of the Securities then outstanding may declare the principal of the Securities and any accrued and unpaid interest through the date of such declaration immediately due and payable. In the case of certain events of bankruptcy or insolvency relating to the Company or any of its subsidiaries, the principal amount of the Securities together with any accrued and unpaid interest through the occurrence of such event shall automatically become and be immediately due and payable.
     The foregoing descriptions do not purport to be complete descriptions of the terms of the Underwriting Agreement, the Indentures, the Securities or the rights of the holders of the Securities. Such descriptions are qualified in their entirety by the terms of the Underwriting Agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K, the terms of the 2015 Indenture and the Form of Convertible Subordinated Note due 2015 and the 2017 Indenture and the Form of Convertible Subordinated Note due 2017, which are attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits
1.1	Underwriting Agreement between ADC Telecommunications, Inc. and Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. Incorporated, dated December 19, 2007.

4.1	Indenture between ADC Telecommunications, Inc. and U.S. Bank National Association, as trustee, dated as of December 26, 2007 (including Form of Convertible Subordinated Note due 2015).

4.2	Indenture between ADC Telecommunications, Inc. and U.S. Bank National Association, as trustee, dated as of December 26, 2007 (including Form of Convertible Subordinated Note due 2017).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADC Telecommunications, Inc.
By:	/s/ James G. Matthews
James G. Matthews
Vice President and Chief Financial Officer

Date: December 26, 2007

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement between ADC Telecommunications, Inc. and Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. Incorporated, dated December 19, 2007.
4.1	Indenture between ADC Telecommunications, Inc. and U.S. Bank National Association, as trustee, dated as of December 26, 2007 (including Form of Convertible Subordinated Note due 2015).
4.2	Indenture between ADC Telecommunications, Inc. and U.S. Bank National Association, as trustee, dated as of December 26, 2007 (including Form of Convertible Subordinated Note due 2017).